                                                                   Exhibit 99.19

                             LEASE OPTION AGREEMENT

     THIS LEASE OPTION AGREEMENT (the "AGREEMENT") is made and effective November 9, 2005, by and between SOURCE ENERGY CORPORATION, a Utah corporation ("SOURCE") and CRAIG CARPENTER ("CARPENTER").

                                   BACKGROUND

     WHEREAS, Source owns Federal Oil and Gas Lease No. U-14654 consisting of 480 acres with one producing well in Grand County, Utah (the "PROPERTY");

     WHEREAS, Carpenter has a judgment against Source in the amount of $75,000, plus post-judgment interest, which is still owing (the "JUDGMENT");

     WHEREAS, as a condition precedent to the closing of the transactions contemplated by the Agreement and Plan of Merger (the "MERGER AGREEMENT"), by and among Source, Vista Acquisition Corp., a Washington corporation and wholly-owned subsidiary of Source ("SUBSIDIARY"), and Vista.com, Inc., a Washington corporation ("VISTA"), pursuant to which Subsidiary will merge with and into Vista (the "MERGER"), Vista desires that Carpenter sell to Source an option pursuant to which Source has the option to require Carpenter to acquire the Property and related assets and liabilities in full satisfaction of the Judgment; and

     WHEREAS, for purposes of satisfying such conditions, Carpenter desires to sell Source, and Source desires to purchase from Carpenter, an option to require Carpenter to acquire the Property and related assets and liabilities, in consideration for $100.00, all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I.

                                   THE OPTION

     1.1 Sale and Purchase of Option to Acquire Property. Subject to the terms and conditions of this Agreement, for an aggregate purchase price of $100.00, Source shall have the option, in its sole discretion, at any time after the closing of the Merger, to sell, transfer, assign and convey to Carpenter (the "OPTION"), all of Source's right, title and interest in and to the assets and properties of Source listed below (collectively, the "Assets") and any and all liabilities related to such Assets, in exchange for the full release and discharge of the Judgment against Source, including any and all liabilities related thereto, as provided herein (the "RELEASE"):

     (a) all right, title, and interest Source holds in and to the Property;

     (b) all pipe, equipment, machinery, and fixtures owned by Source and used by Source in operating the oil well on the Property;

     (c) accounts receivable arising in respect of oil produced from the Property for the calendar month in which the closing occurs (the "ACCOUNTS RECEIVABLE");

     (d) all rights of way, easements, leasehold, and other rights pertaining to the Property (the "PROPERTY INTERESTS");

     (e) all contracts, agreements and undertakings (whether oral or written) which relate to the production and sale of oil from the Property (the "CONTRACTS");

     (f) to the extent legally transferable, all licenses, permits and other like authorizations possessed by Source and necessary to the operation of the Property (the "PERMITS");

     (g) all registered, licensed, used and/or owned intellectual property, including, without limitation, (i) all such trademarks, trade names (including the names "Source Energy" and "Parker Energy" or any derivative thereof, including but not limited to "Parker Energy Technology"), trade styles, logos, service marks, Internet domain names and websites and all applications and registrations therefor and licenses thereof; and (ii) all such technical, processing, or production information, including new developments, inventions, know-how, processes, ideas and trade secrets and documentation thereof (including related papers, logs, production data, diaries, notebooks, specifications, methods, and data processing software) and all claims and rights related thereto;

     (h) all performance and other bonds (the "BONDS"), letters of credit, security and other deposits, and advances maintained for use in operating the Property;

     (i) all claims, causes of action and other rights related to the Property for the period prior to the closing;

     (j) all documents and records relating to the Assets (including historical production data, research and geological reports and studies, reserve reports, engineering reports and studies, and cost or operating studies and reports);

     (k) except as set forth in Section 1.2(b), all accounting books, records, ledgers and electronic data processing materials or copies thereof;

     (l) all prepaid expenses and deferred charges to the extent the corresponding obligations constitute Assumed Liabilities; and

     (m) all other assets, properties, rights and claims related to the operations of the Property or which arise in or from the conduct thereof;

provided, however, that the Assets shall not include any of the assets rights and claims defined as Excluded Assets in Section 1.2 below.

     1.2 Excluded Assets. The Assets shall not include any other assets and properties of Source other than what is listed in Section 1.1 hereof, including but not limited to, following assets and properties (the "EXCLUDED ASSETS"):

     (a) all cash of Source at the time of closing, which shall be equal to cash reported on Source's unaudited balance sheet as of September 30, 2004 filed with the Securities and Exchange Commission under Source's report on Form 10-QSB, increased by all oil and gas revenue through the end of the calendar month immediately preceding the month in which the closing occurs, decreased by production costs incurred to generate such revenue (consistent with past practice) through the end of the calendar month immediately preceding the calendar month in which the closing occurs, and Source's third party professional fees and costs arising from the transactions contemplated by this Agreement and the Merger Agreement and related to discharging Source's reporting obligations under the Securities Exchange Act of 1934, which are consistent with past practice and shall not, in any event, exceed $25,000 in the aggregate;

     (b) all accounts receivable accrued through and including the end of the calendar month immediately preceding the calendar month in which the closing is held; and

     (c) books and records that Source is required to retain pursuant to any statute, rule, regulation or ordinance (except that Carpenter shall be given copies of and access to such books and records as reasonably necessary or desirable for Carpenter operation of the Property).

     1.3 Assumed Liabilities. Subject to the terms and conditions of this Agreement, at the closing, Source will assign and transfer to Carpenter the Contracts and such of the Permits as are transferable under applicable law and in accordance with the terms thereof, and Carpenter shall assume and agree to discharge and satisfy in full when due and/or perform in a timely manner the obligations of Source arising under such Contracts and Permits from and after the first day of the calendar month in which the closing occurs (the "ASSUMED LIABILITIES").

     1.4 Exercise of the Option. Source may exercise the Option at any time or from time to time during the Option Period (as defined below), by delivering to Carpenter a written notice (the "EXERCISE NOTICE") specifying the date, time and place on which the sale, transfer, assignment and conveyance is to be consummated (the "CLOSING DATE"), together with such other information or copies of documents required by law or regulation to be sent to Carpenter or which Source deems appropriate to include with the Exercise Notice in connection with the consummation of the sale of the Assets to Carpenter, and assumption of Assumed Liabilities by Carpenter, in exchange for the Release. The "OPTION PERIOD" shall commence on the closing date of the Merger and end at 5:00 p.m., Mountain Time, on the first anniversary of the closing date of the Merger (the "EXPIRATION DATE").

     1.5 Closing and Deliveries.

     (a) Closing. Subject to the terms and conditions of this Agreement, the closing (the "CLOSING") of the exercise of the Option shall occur on the "CLOSING DATE" specified in the Exercise Notice or such other date as determined by Source, which may occur after the expiration of the Option Period.

     (b) Deliveries of Source. Subject to the terms and conditions of this Agreement, Source shall deliver to Carpenter at Closing:

          (i) a general assignment and bill of sale for the Assets in substantially the form of Exhibit A attached hereto, executed by Source;

          (ii) an Assignment and Assumption Agreement with respect to the Assumed Liabilities in substantially the form of Exhibit B attached hereto (the "ASSUMPTION AGREEMENT"), executed by Source;

          (iii) assignments and other documents of transfer for the Property Interests, Bonds, and Permits; and

          (iv) such other instruments as may be necessary to convey the Assets to Carpenter.

     (c) Carpenter's Deliveries to Source. Subject to the terms and conditions of this Agreement, at the Closing Carpenter shall deliver to Source:

          (i) a satisfaction of judgment signed by Carpenter in proper form for filing with the court that issued the Judgment to satisfy and discharge the Judgment in full;

          (ii) the Assumption Agreement, executed by Carpenter; and

          (iii) such other documents and instruments as may be reasonably requested by Source.

                                   ARTICLE II.

                    REPRESENTATIONS AND WARRANTIES OF SOURCE

     Source represents and warrants to Carpenter as follows:

     2.1 Organization and Good Standing. Source is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah and has all requisite power and authority and legal right to own, lease and operate the Assets and to carry on its business as and where presently being conducted.

     2.2 Authorization and Enforceability.

          (a) Source has full power and authority to make, execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement by Source have been duly authorized by all necessary action on the part of Source, except for approval by the stockholders of Source.

          (b) This Agreement has been, and the documents to be delivered by Source at Closing in connection herewith will be, duly executed and delivered by Source and constitute the legal, valid and binding obligation of Source enforceable against Source in accordance with their respective terms.

     2.3 No Violation of Laws or Agreements. The execution, delivery and performance of this Agreement by Source do not (a) violate any provision of applicable law, rule, regulation or ordinance, (b) violate any judgment, order, writ, injunction or decree of any court, governmental, quasi-governmental or regulatory department or authority or other tribunal applicable to Source, (c) violate any of the provisions of the Articles of Incorporation or Bylaws of Source, or (d) violate, conflict with or result in a violation or breach of, or otherwise constitute a default (with or without the giving of notice or the lapse of time or both) under, or permit the termination of, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate any obligation under, or result in the loss of any benefit under, or give rise to the creation of any lien upon any of the Assets under the terms, conditions or provisions of any agreement, bond, note or indenture to which Source is a party or by which Source or any of the Assets is bound.

                                  ARTICLE III.

                   REPRESENTATIONS AND WARRANTIES OF CARPENTER

     Carpenter represents and warrants to Source as follows:

     3.01 Authorization and Enforceability. Carpenter has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder, no consent of any person not a party to this Agreement is required to be obtained on the part of Carpenter to execute, deliver, and perform his obligations hereunder; and this Agreement constitutes the legally valid and binding obligation of Carpenter enforceable against him in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditor's rights generally.

     3.02 Ownership. Source is the sole owner of the Judgment and no other person or entity has any claim to, or right to receive any of the proceeds of, the Judgment. The Judgment is free and clear of all liens and encumbrances, whatsoever, and Carpenter has the full right to settle and release the Judgment as provided herein.

     3.03 Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including performance by Carpenter) will (a) violate any statute, regulation, rule, order, decree, charge, or other restriction of any governmental entity to which Carpenter is subject, or (b) conflict with, result in a breach of, or constitute a default under any arrangement to which Carpenter is a party or by which he is bound or to which any of his assets are subject (or result in the imposition of any encumbrance upon any of its assets).

                                   ARTICLE IV.

                                CERTAIN COVENANTS

     4.1 Interim Conduct of Business. From the date hereof until the Closing, Source shall preserve, protect and maintain the Property and the Assets and shall operate the Property consistent with prior practice and in the ordinary course of business.

     4.2 Mutual Covenants. The parties mutually covenant and agree, as applicable, to use reasonable best efforts to obtain promptly the satisfaction of the conditions to the Closing of the transactions contemplated herein. In furtherance of the foregoing, the parties hereto agree to use their reasonable best efforts to (a) file all necessary documentation with the appropriate authorities as soon as practicable to obtain as soon as possible all consents, approvals or authorizations required by any authority in order to consummate the transactions contemplated by this Agreement, (b) take any action reasonably requested or accept any condition reasonably imposed by any authority in connection with any such consent, approval or authorization, and (c) resolve any objection asserted with respect to the transactions contemplated hereby under any federal or state statute, rule or regulation.

     4.3 Certain Taxes and Expenses.

          (a) Carpenter shall pay all sales, use, transfer, documentary stamp and other similar taxes and all recording, filing and other fees and costs with respect to the sale and purchase of the Assets.

          (b) Whether or not the transactions contemplated by this Agreement are consummated, and except as otherwise provided herein, Source and Carpenter shall each bear their respective accounting, legal, financial advisory and other expenses incurred in connection with the transactions contemplated by this Agreement.

     4.4 Forbearance. Carpenter shall, during the Option Period, forbear from exercising any remedies that he may have against Source or any of its assets or properties in connection with, or as a result, of the Judgment.

     4.5 Release. Effective as of and subject to the Closing, by operation of this Agreement and without any further action on the part of Source or Carpenter, Carpenter and his affiliates (collectively, the "RELEASING PARTY") hereby do waive, release and discharge Source and its affiliates and past, present and future officers, directors, shareholders, employees, agents, successors and assigns (the "RELEASED PARTIES") from any and all any and all manners of actions, causes of action, suits, debts, liabilities, sums of money, accounts, covenants, controversies, agreements, promises, damages, judgments, executions, costs, expenses, rights, claims or demands whatsoever (collectively, "LIABILITIES") of Source or against Source or arising out of any action or inaction of Source or its officers, directors, principal shareholders, employees or agents, at law or in equity, existing at the date thereof, at any time before the Closing Date, or thereafter arising whether anticipated or unanticipated, known or unknown, contingent or non-contingent, liquidated or non-liquidated, that the Releasing Party has had, now has, then has or may have against any of the Released Parties, including without limitation, any and all Liabilities of Source relating to the Judgment.

                                   ARTICLE V.

                        CONDITIONS PRECEDENT; TERMINATION

     5.1 Conditions Precedent to Obligations of Carpenter. The obligations of Carpenter to purchase the Assets, assume the Assumed Liabilities and consummate the other transactions contemplated hereunder are subject to the satisfaction, as of the Closing Date, of each of the following conditions (any one or more of which may be waived in whole or in part by Carpenter in its sole discretion to the extent permitted by law):

          (a) Performance of Agreements. Source shall have performed or complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

          (b) Closing Instruments. Source shall have caused the documents and instruments required by Section 1.5(b) to be delivered (or tendered subject only to Closing) to Carpenter.

          (c) Required Consents. All material consents, approvals, authorizations, registrations or filings by Source that are required to be received by Source under the laws or regulations of the United States and any other authority in order to consummate the transactions contemplated by this Agreement shall have been obtained.

          (d) Injunction; Litigation. No statute, rule or regulation or order of any court or authority shall be in effect which prohibits the transactions contemplated by this Agreement.

     5.2 Conditions Precedent to Obligations of Source. The obligations of Source to consummate the transactions contemplated hereunder are subject to the satisfaction, as of the Closing Date, of each of the following conditions (any one or more of which may be waived in whole or in part by Source in its sole discretion, to the extent permitted by law):

          (a) Performance of Agreements; Representations and Warranties. Carpenter shall have performed or complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to Closing; and the representations and warranties set forth in this Agreement made by Carpenter shall have been true and correct in all material respects when made and on and as the Closing Date.

          (b) Closing Instruments. Carpenter shall have caused the documents and instruments required by Section 1.5(c) to be delivered (or tendered subject only to Closing) to Source.

          (c) Required Consents. All material consents, approvals, authorizations, registrations or filings by Carpenter that are required to be received by Carpenter under the laws or regulations of the United States and any other authority in order to consummate the transactions contemplated by this Agreement shall have been obtained.

          (d) Injunction; Litigation. No statute, rule or regulation or order of any court or authority shall be in effect which prohibits the transactions contemplated by this Agreement.

     5.3 Termination. This Agreement will be terminated, and the transactions contemplated hereby abandoned, upon termination or abandonment of the Merger Agreement. If this Agreement is validly terminated pursuant to this Section 5.3, this Agreement shall forthwith become null and void, and there shall be no liability or obligation on the part of Source or Carpenter or any of their respective officers, directors, employees, agents, shareholders, members, managers or other representatives or affiliates.

                                   ARTICLE VI.

                                 INDEMNIFICATION

     6.1 Survival. All representations, warranties, covenants and agreements of Carpenter contained in this Agreement, and in any certificate, schedule, document or other writing delivered pursuant hereto or in connection with the transactions contemplated herein shall be in all cases deemed to have been relied upon by Source, and shall survive the Closing; provided that the representations, warranties, covenants and agreements of Carpenter herein shall be fully effective and enforceable only for a period of 12 months after the Closing Date, and shall thereafter be of no further force or effect, except that
(i) the indemnification obligations under Section 6.2(b), 6.2(c), and 6.2(d) shall survive indefinitely, and (ii) any misrepresentation or related warranty of which Carpenter had actual knowledge of its falsity or incorrectness as of the Closing Date shall survive indefinitely. Additionally, Carpenter agrees that the indemnification obligations set forth in this Article VI shall survive with respect to any claims made within the applicable survival period until finally resolved or judicially determined, including any appeal thereof. The representations, warranties, covenants and agreements contained in this Agreement or any certificate, schedule, document or other writing delivered pursuant hereto, shall not be affected by any investigation, verification or examination by Source or by any other person.

     6.2 Indemnification of Source. From and after the Closing, Carpenter agrees to indemnify, defend and save Source and its directors, officers, employees, owners, agents and affiliates and their successors and assigns or heirs and personal representatives, as the case may be (each, a "SOURCE INDEMNIFIED PARTY") harmless from and against, and to promptly pay to a Source Indemnified Party or reimburse a Source Indemnified Party for, any and all losses, damages, expenses (including, without limitation, court costs, amounts paid in settlement, judgments, reasonable attorneys' fees or other expenses for investigating and defending, including, without limitation, those arising out of the enforcement of this Agreement), suits, actions, claims, deficiencies, liabilities or obligations sustained or incurred by such Source Indemnified Party relating to, caused by or resulting from:

     (a) Any breach or inaccuracy of any representation or warranty made by Carpenter contained herein or in any certificate, schedule, document or other writing delivered by Carpenter pursuant hereto;

     (b) Any breach of, or failure to fulfill or satisfy, any covenant or agreement made by Carpenter contained herein or in any certificate, schedule, document or other writing delivered by Carpenter pursuant hereto;

     (c) Any liability for third-party causes of action arising from the ownership, use, or any other activity or event related to the Property or the Assets by Source prior to the Closing Date or Carpenter from and including the Closing Date, whether known or unknown, fixed or contingent; or

     (d) The Assumed Liabilities.

     6.3 Indemnification Procedure. In the event that subsequent to the Closing any Source Indemnified Party (each, an "INDEMNIFIED PARTY") has a claim with respect to which Carpenter (the "INDEMNIFYING PARTY") required to provide indemnification under this Agreement, the Indemnified Party shall promptly give written notice, together with a statement of any available information regarding such claim, to the Indemnifying Party. In the event that the claim for indemnification is based on the assertion of a claim by a third party, the Indemnifying Party shall have the right to assume responsibility for the defense of such claim, provided it promptly agrees that it has responsibility to indemnify the Indemnified Party with respect to such claim. In such event, the Indemnifying Party shall have full authority to defend or settle such claim, provided that any settlement shall require the consent of the Indemnified Party, which consent shall not be withheld unreasonably.

                                  ARTICLE VII.

                                  MISCELLANEOUS

     7.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by telecopy, telegram (followed by hard copy sent by registered or certified mail) or by registered or certified mail (return receipt requested) with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth below:

          If to Source:

          Source Energy Corporation
          Attn: Craig Carpenter, President
          3040 Granite Meadow Lane
          Sandy, UT 84092
          Fax: (801) 942-2902

          If to Carpenter:

          Craig Carpenter, President
          3040 Granite Meadow Lane
          Sandy, UT 84092
          Fax: (801) 942-2902

     7.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah, without giving effect to the conflict of laws provisions thereof.

     7.5 Construction; Interpretation; Severability. The parties hereby agree that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

     7.6 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     7.7 Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect. Section, subsection and clause references contained herein refer to those contained in this Agreement unless otherwise specified.

     7.8 Facsimile Signature. A signature sent by telecopy or facsimile transmission shall be as valid and binding upon the party as an original signature of such party.

     IN WITNESS WHEREOF, Source and Carpenter have executed this Agreement, Source by its duly authorized representative, on the day and year first written above.

SOURCE:

SOURCE ENERGY CORPORATION


By:
    ---------------------------------
    Craig Carpenter, President


CARPENTER:


-------------------------------------
Craig Carpenter

                                                                       EXHIBIT A

                            BILL OF SALE, ASSIGNMENT
                             AND GENERAL CONVEYANCE

STATE OF    )
            : ss
COUNTY OF   )

     KNOW ALL MEN BY THESE PRESENTS:

     This Bill of Sale, Assignment and General Conveyance ("ASSIGNMENT") is executed and delivered on ____________________, 2005 from Source Energy Corporation, a Utah corporation, ("SOURCE") to Craig Carpenter ("CARPENTER").

     WITNESSETH:

     WHEREAS, Pursuant to the terms and conditions of the Lease Option Agreement between the parties dated November ___, 2005 (the "AGREEMENT") Source is selling to Carpenter, and Carpenter is purchasing from Source, certain assets of Source listed on Exhibit "A" hereto (which represents the "Acquired Assets" as defined in the Agreement);

     NOW, THEREFORE, for good and valuable consideration described in the Agreement, the receipt, adequacy and sufficiency of which are hereby acknowledged, and of the premises, mutual covenants, and agreements of the
Parties:

     1. CONVEYANCE AND DELIVERY. Effective as of the Closing, Source does hereby convey, grant, bargain, sell, transfer, set over, assign, deliver, and release unto Carpenter and Carpenter's successors and assigns to have and hold forever, good and marketable title to the Acquired Assets, all as listed and described in the Agreement and Exhibit "A" hereto.

     2. TITLE TO THE ACQUIRED ASSETS. Source hereby represents and warrants that Source has all requisite power and authority to sell, transfer, convey, and deliver the Acquired Assets to Carpenter pursuant to this instrument of conveyance.

     3. CONDITION OF THE ACQUIRED ASSETS. The Acquired Assets are being sold pursuant to this Assignment in their respective "as is, where is" condition without any representation, warranty, whether express or implied, except as set forth the Agreement.

     4. FURTHER ASSURANCES. Source agrees to execute and deliver to Carpenter any certificates, instruments, releases, and other documents reasonably required to further assure Carpenter with respect to, and provide Carpenter evidence of its full right, title, and interest in and to, the Acquired Assets.

     5. DEFINITIONS. This Assignment is subject to all the terms and conditions of the Agreement. All defined terms in the Agreement and on Exhibit A attached hereto have the same meaning herein as set forth in the Agreement.

     IN WITNESS WHEREOF, this Assignment and General Conveyance has been duly executed and delivered on the ____ day of _________________ 2005.

                                        SOURCE ENERGY CORPORATION


                                        By
                                           -------------------------------------
                                           Duly Authorized Officer

     Before me, the undersigned, a Notary Public, in and for said County and State, on this ___ day of _______________ 2005, personally appeared _______________________________, to me known to be the identical person who subscribed the name of Source Energy Corporation to the foregoing instrument by authority of its board of directors and acknowledged to me that he/she executed the same as the act and deed of each said corporation by authority of its board of directors.


                                        ----------------------------------------
                                        Notary Public

                                                                  EXHIBIT "A" TO
                                                        BILL OF SALE, ASSIGNMENT
                                                          AND GENERAL CONVEYANCE

                                 ACQUIRED ASSETS

     All of Source's right, title and interest in and to the following assets and properties:

     (a) all of the Property;

     (b) all pipe, equipment, machinery, and fixtures owned by Source and used by Source in operating the oil well on the Property;

     (c) all of the Accounts Receivable;

     (d) all of the Property Interests;

     (e) all of the Contracts;

     (f) all of the Permits;

     (g) all registered, licensed, used and/or owned intellectual property, including, without limitation, (i) all such trademarks, trade names (including the names "Source Energy" and "Parker Energy" or any derivative thereof, including but not limited to "Parker Energy Technology"), trade styles, logos, service marks, Internet domain names and websites and all applications and registrations therefor and licenses thereof; and (ii) all such technical, processing, or production information, including new developments, inventions, know-how, processes, ideas and trade secrets and documentation thereof (including related papers, logs, production data, diaries, notebooks, specifications, methods, and data processing software) and all claims and rights related thereto;

     (h) all of the Bonds;

     (i) all claims, causes of action and other rights related to the Property for the period prior to the Closing;

     (j) all documents and records relating to the Assets (including historical production data, research and geological reports and studies, reserve reports, engineering reports and studies, and cost or operating studies and reports);

     (k) except as set forth in Section 1.2(b), all accounting books, records, ledgers and electronic data processing materials or copies thereof;

     (l) all prepaid expenses and deferred charges to the extent the corresponding obligations constitute Assumed Liabilities; and

     (m) all other assets, properties, rights and claims related to the operations of the Property or which arise in or from the conduct thereof;

provided, however, that the Assets shall not include any of the Excluded Assets.

                                                                       EXHIBIT B

                            ASSUMPTION OF LIABILITIES

KNOW ALL MEN BY THESE PRESENTS:

     This Assumption of Liabilities is executed and delivered on _____________, 2005, from Craig Carpenter ("CARPENTER") to Source Energy Corporation, a Utah corporation ("SOURCE").

     WITNESSETH:

     WHEREAS, Source is selling to Carpenter, and Carpenter is purchasing from Source, certain assets of Source pursuant to the terms and conditions of the Lease Option Agreement between the parties dated November __, 2005 (the "AGREEMENT"), and Carpenter has agreed to assume certain liabilities of Source in connection therewith ("ASSUMED LIABILITIES");

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements of the parties herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged:

     1. ASSUMPTION. Source hereby assigns and transfers to Carpenter, and Carpenter hereby assumes from Source, the Contracts and such of the Permits as are transferable under applicable law and in accordance with the terms thereof and Carpenter assumes and agrees to discharge and satisfy in full when due and/or perform in a timely manner the obligations of Source arising after the Closing Date under the Contracts and Permits from and after the first day of the calendar month in which the Closing occurs

     2. FURTHER ASSURANCES. Carpenter agrees to execute and deliver to Source any certificates, instruments, and other documents reasonably required to further assure Source with respect to, and provide Source evidence of, Carpenter's assumption of the liabilities and obligations provided for herein and in the Agreement.

     3. AUTHORITY. Carpenter has all requisite power and authority to assume the Assumed Liabilities pursuant to this instrument.

     4. DEFINITIONS. This Assumption of Liabilities is subject to all the terms and conditions of the Agreement. All defined terms in the Agreement have the same meaning herein as set forth in the Agreement.

     IN WITNESS WHEREOF, this Assumption of Liabilities has been duly executed and delivered on the ___ day of _______________ 2005.

                                        SOURCE ENERGY CORPORATION


                                        By:
                                            ------------------------------------
                                            Duly Authorized Officer


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